SUBSEQUENT EVENTS	12 Months Ended
Dec. 30, 2017
SUBSEQUENT EVENTS
Subsequent Events

P.SUBSEQUENT EVENTS

Subsequent to December 30, 2017, the Company completed a sale and lease-back transaction with a property in Medley, Florida. The sale price for the property was approximately $36 million and created a $7 million pre-tax gain.  The transaction is part of a strategy to create efficiencies and advantages not possible with the current facility by optimizing the capacity of its other three Florida operations, including two it acquired from Robbins Manufacturing in 2017, and adding a state-of-the-art facility in South Florida.  The Company will lease back the Medley, Florida, facility for two years as it executes its long-term plan for Florida and the Southeast region.